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                                                                     EXHIBIT 3.4

                                     BYLAWS
                                       OF
                          STAR TELECOMMUNICATIONS, INC.
                             A DELAWARE CORPORATION



                                ARTICLE I OFFICES

                   SECTION 1. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

                   SECTION 2. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.



                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

                   SECTION 1. All meetings of the stockholders for the election of directors shall be held at such time and place, within or without the State of Delaware, as may be fixed from time to time by the Board of Directors, and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

                   SECTION 2. Annual meetings of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

                   SECTION 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not fewer than ten (10) nor more than sixty (60) days before the date of the meeting.

                   SECTION 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be
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produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                   SECTION 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning not less than ten percent (10%) of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

                   SECTION 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not fewer than ten (10) nor more than sixty
(60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

                   SECTION 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

                   SECTION 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted that might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                   SECTION 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

                   SECTION 10. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three (3) years from its date, unless the proxy provides for a longer period.

                   SECTION 11. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of the stockholders of the corporation, or any action which may be taken at any annual or special meeting of such


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stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Any written consent may be revoked by a writing received by the Secretary of the Corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary.

                  Notwithstanding the above provisions of this Section 11, effective upon a closing of an initial public offering of the corporation's securities pursuant to a registration statement filed under the Securities Act of 1933, as amended, the stockholders of the corporation may not take action by written consent without a meeting but must take any such actions at a duly called annual or special meeting.



                                   ARTICLE III
                                    DIRECTORS

                   SECTION 1. The number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). Directors need not be stockholders.

                   SECTION 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

                   SECTION 3. The business of the corporation shall be managed by or under the direction of its board of directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

                   SECTION 4. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

                   SECTION 5. The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to


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constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

                   SECTION 6. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

                   SECTION 7. Special meetings of the Board of Directors may be called by the president on ten (10) days' notice to each director by mail or forty-eight (48) hours notice to each director either personally or by telephone, telegram or facsimile; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two (2) directors unless the board consists of only one director, in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

                   SECTION 8. At all meetings of the board a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                   SECTION 9. Unless otherwise restricted by the certificate of incorporation of these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

                   SECTION 10. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                             COMMITTEES OF DIRECTORS

                   SECTION 11. The Board of Directors may, by resolution passed by a majority of the whole board, designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the corporation. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

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                  In the absence of disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

                  Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

                   SECTION 12. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                            COMPENSATION OF DIRECTORS

                   SECTION 13. Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                              REMOVAL OF DIRECTORS

                   SECTION 14. Unless otherwise restricted by the certificate of incorporation or bylaw, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.



                                   ARTICLE IV
                                     NOTICES

                   SECTION 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the


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time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram, telephone or facsimile.

                   SECTION 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.



                                    ARTICLE V
                                    OFFICERS

                   SECTION 1. The officers of the corporation shall be chosen by the Board of Directors and shall be a president, treasurer and a secretary. The Board of Directors may elect from among its members a Chairman of the Board and a Vice Chairman of the Board. The Board of Directors may also choose one or more vice-presidents, assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.

                   SECTION 2. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a president, a treasurer, and a secretary, and may choose vice presidents, assistant secretaries and assistant treasurers.

                   SECTION 3. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

                   SECTION 4. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

                   SECTION 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

                            THE CHAIRMAN OF THE BOARD

                   SECTION 6. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. He or she shall have and may exercise such powers as are, from time to time, assigned to him or her by the Board and as may be provided by law.

                   SECTION 7. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. He or she shall have and may exercise such powers as are, from time to time, assigned to him or her by the Board and as may be provided by law.

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                        THE PRESIDENT AND VICE-PRESIDENTS

                   SECTION 8. The president shall be the chief operating officer of the corporation; and in the absence of the Chairman and Vice Chairman of the Board the president shall preside at all meetings of the stockholders and the Board of Directors; the president shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

                   SECTION 9. The president shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

                   SECTION 10. In the absence of the president or in the event of the president's inability or refusal to act, the vice-president, if any, (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                      THE SECRETARY AND ASSISTANT SECRETARY

                   SECTION 11. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The secretary or she shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he or she shall be. The secretary shall have custody of the corporate seal of the corporation and the secretary, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

                   SECTION 12. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                       TREASURER AND ASSISTANT TREASURERS

                   SECTION 13. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books


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belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. Unless otherwise appointed, the chief financial officer shall be the treasurer.

                   SECTION 14. The treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his or her transactions as treasurer and of the financial condition of the corporation.

                   SECTION 15. If required by the Board of Directors, the treasurer shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the treasurer's office and for the restoration to the corporation, in case of the treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the treasurer's possession or under the treasurer's control belonging to the corporation.

                   SECTION 16. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of the treasurer's inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.



                                   ARTICLE VI
                              CERTIFICATE OF STOCK

                   SECTION 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice-chairman of the Board of Directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by such stockholder in the corporation.

                  Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

                  If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set


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forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

                   SECTION 2. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

                                LOST CERTIFICATES

                   SECTION 3. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                                TRANSFER OF STOCK

                   SECTION 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                               FIXING RECORD DATE

                   SECTION 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholder or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

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                             REGISTERED STOCKHOLDERS

                   SECTION 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.



                                   ARTICLE VII

                               GENERAL PROVISIONS

                                    DIVIDENDS

                   SECTION 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

                   SECTION 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purposes as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                     CHECKS

                   SECTION 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                   FISCAL YEAR

                   SECTION 4. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                      SEAL

                   SECTION 5. The Board of Directors may adopt a corporate seal having inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

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                                 INDEMNIFICATION

                   SECTION 6. The corporation shall, to the fullest extent authorized under the laws of the State of Delaware, as those laws may be amended and supplemented from time to time, indemnify any director made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of being a director of the corporation or a predecessor corporation or, at the corporation's request, a director or officer of another corporation, provided, however, that the corporation shall indemnify any such agent in connection with a proceeding initiated by such agent only if such proceeding was authorized by the Board of Directors of the corporation. The indemnification provided for in this Section 6 shall: (i) not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement or vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (ii) continue as to a person who has ceased to be a director, and (iii) inure to the benefit of the heirs, executors and administrators of such a person. The corporation's obligation to provide indemnification under this Section 6 shall be offset to the extent of any other source of indemnification or any otherwise applicable insurance coverage under a policy maintained by the corporation or any other person.

                  Expenses incurred by a director of the corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he or she is or was a director of the corporation (or was serving at the corporation's request as a director or officer of another corporation) shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director to repay such amount if it shall ultimately be determined that such director is not entitled to be indemnified by the corporation as authorized by relevant sections of the General Corporation Law of Delaware. Notwithstanding the foregoing, the corporation shall not be required to advance such expenses to an agent who is a party to an action, suit or proceeding brought by the corporation and approved by a majority of the Board of Directors of the corporation that alleges willful misappropriation of corporate assets by such agent, disclosure of confidential information in violation of such agent's fiduciary or contractual obligations to the corporation or any other willful and deliberate breach in bad faith of such agent's duty to the corporation or its stockholders.

                  The foregoing provisions of this Section 6 shall be deemed to be a contract between the corporation and each director who serves in such capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

                  The Board of Directors in its discretion shall have power on behalf of the corporation to indemnify any person, other than a director, made a party to any action, suit or proceeding by reason of the fact that such person, their testator or intestate, is or was an officer or employee of the corporation.

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                  To assure indemnification under this Section 6 of all
directors, officers and employees who are determined by the corporation or otherwise to be or to have been "fiduciaries" of any employee benefit plan of the corporation that may exist from time to time, Section 145 of the General Corporation Law of Delaware shall, for the purposes of this Section 6, be interpreted as follows: an "other enterprise" shall be deemed to include such an employee benefit plan, including without limitation, any plan of the corporation that is governed by the Act of Congress entitled "Employee Retirement Income Security Act of 1974," as amended from time to time; the corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to such Act of Congress shall be deemed "fines."



                                  ARTICLE VIII
                                   AMENDMENTS

                   SECTION 1. These bylaws may be altered, amended or repealed or new bylaws may be adopted by stockholders holding at least seventy-five percent (75%) of the Company's outstanding capital stock ("Amending Stockholders") or by the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation at any regular meeting of the stockholders or of the Board of Directors or by the Amending Stockholders at any special meeting of the stockholders or by the Board of Directors at any special meeting of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal bylaws is conferred upon the Board of Directors by the certificate or incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws.

                                                                     EXHIBIT 4.3




                          REGISTRATION RIGHTS AGREEMENT



         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of September 24, 1996 by and among LYDA HUNT-HERBERT TRUSTS-DAVID SHELTON HUNT, LYDA HUNT-HERBERT TRUSTS-BRUCE WILLIAM HUNT, LYDA HUNT-HERBERT TRUSTS-DOUGLAS HERBERT HUNT, LYDA HUNT-HERBERT TRUSTS-BARBARA ANN HUNT, LYDA HUNT-HERBERT TRUSTS-LYDA BUNKER HUNT (individually, a "Holder," or, collectively, the "Holders") and STAR VENDING, INC., a Nevada corporation (the "Company").


         RECITALS:

         A. The Holders are the holders of 1,000,000 shares (the "Shares") of the common stock of the Company ("Common Stock"), which were issued and sold by the Company pursuant to that certain Stock Purchase Agreement dated as of February 23, 1996 (the "Stock Purchase Agreement") among the Company, the Holders and Prosper Value Fund, L.P.

         B. Section 7.1(e) of the Stock Purchase Agreement accords the Holders the right to receive certain rights accorded to other holders of Common Stock by the Company subsequent to the date of the Stock Purchase Agreement.

         C. The Company and Gotel Investments, Ltd., a British Virgin Islands corporation ("Gotel"), are entering into a Stock Purchase Agreement and a Registration Rights Agreement of even date herewith (together, the "Gotel Agreements") pursuant to which Gotel is receiving certain rights of the type contemplated by Section 7.1(e) of the Stock Purchase Agreement.

         D. In connection with the Gotel Agreements and the transactions contemplated thereby, the Company has agreed to grant to the Holders the registration rights set forth herein in full satisfaction of any obligations arising under Section 7.1 of the Stock Purchase Agreement in connection with the Gotel Agreements.


         AGREEMENT:

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  "Form S-3" shall mean such form under the Securities Act or any successor registration form under the Securities Act subsequently adopted by the SEC.

                  "Initial Public Offering" shall mean the initial registration of shares of Common Stock by the Company.

                  "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement and including post-effective amendments and all material incorporated by reference in such Prospectus.

                  "Register", "registered" and "registration" shall refer to a registration effected by preparing and filing a Registration Statement and taking all other actions that are necessary or appropriate in connection therewith, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

                  "Registration Expenses" shall have the meaning set forth in
Section 7.

                  "Registrable Securities" shall mean (i) the Shares, and (ii) any securities issued or issuable with respect to such Shares by way of a stock dividend, stock split, combination of shares, recapitalization, restructuring, merger, consolidation or other reorganization of the Company, provided that such term shall not include any such shares of Common Stock sold to the public by a Holder pursuant to a Registration Statement or to Rule 144 under the Securities Act or sold by a Holder in a private transaction in which such Holder's rights hereunder were not assigned and shall not include any shares that are eligible for resale to the public (x) within any three (3)-month period under Rule 144(e) of the Securities Act, or (y) without any volume restriction under Rule 144(k) of the Securities Act.

                  "Registration Statement" shall mean any registration statement of the Company in compliance with the Securities Act that covers Registrable Securities pursuant to the provisions of this Agreement, including, without limitation, the Prospectus, all amendments and supplements to such Registration Statement, including all post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

                  "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "Underwritten registration" or "underwritten offering" shall mean a registration in which securities of the Company are sold to an underwriter or through an underwriter as agent for reoffering to the public.

         2. COMPANY REGISTRATION. If the Company shall determine to register any shares of Common Stock for its own account or for the account of any stockholder (other than a registration relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar benefit plan or to an SEC Rule 145 transaction), the Holders shall be entitled to include Registrable Securities in such registration (and related underwritten offering, if any) on the following terms and conditions:

                  (a) The Company shall promptly give written notice of such determination to each Holder and each such Holder shall have the right to request, by written notice given to the Company within fifteen (15) days of the receipt by such Holder of such notice, that a specific number of Registrable Securities be included in such Registration Statement.

                  (b) If the Registration Statement relates to an underwritten offering, the notice called for by Section 2(a) shall specify the name of the managing underwriter for such offering and the number of securities to be registered for the account of the Company and for the account of any of the other stockholders of the Company.

                  (c) If the Registration Statement relates to an underwritten offering, each Holder to be included therein must sell such Holder's Registrable Securities on the same basis provided in the underwriting arrangements approved by the

Company.

                  (d) If the managing underwriter for the underwritten offering under the Registration Statement to be filed by the Company determines that inclusion of all or any portion of the Registrable Securities in such offering would adversely affect the ability of the underwriter for such offering to sell all of the securities requested to be included for sale in such offering, the number of shares that may be included in such registration in such offering shall be allocated as follows: (i) first, the Company shall be permitted to include all shares of capital stock to be registered thereby and (ii) second, the Holders shall be allowed to include such additional amount as the managing underwriter deems appropriate, such amount to be allocated among such Holders and any other selling stockholders on a pro rata basis based on the total number of shares of capital stock held thereby. The foregoing sentence notwithstanding, if the underwritten offering is being registered by the Company at the instance of another shareholder or shareholders to whom the Company has granted the right to require that the Company undertake such registration (hereinafter, "Demand Right Holders"), then the managing underwriter of such offering may reduce the number of the Holders' Registrable Securities included in such offering, or exclude them entirely, without any reduction of the shares to be included in such offering by any such Demand Right Holders.

                  (e) Holders shall have the right to withdraw their Registrable Securities from the Registration Statement at any time prior to the effective date thereof, but if the same relates to an underwritten offering, they may only do so during the time period and on terms deemed appropriate by the underwriters for such underwritten offering.

                  (f) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2 prior to the effective date of such registration, whether or not any Holder has elected to include such securities in such registration.

         3. RESTRICTIONS ON PUBLIC SALE BY HOLDERS. Each Holder whose Registrable Securities are included (in whole or in part) in a Registration Statement filed by the Company under Section 2 for sale in an underwritten offering agrees, if requested by the managing underwriter of such offering, not to sell, make any short sale of, loan, grant any option for the purchase of, dispose of or effect any public sale or distribution of securities of the same series and class as (or securities exchangeable or exercisable for or convertible into securities of the same series and class as) the Registrable Securities included in the Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the ten (10)-day period prior to, and during the one hundred eighty (180)-day period (or shorter period requested by the underwriter) beginning on the closing date of such underwritten offering, to the extent timely notified in writing by the Company or the managing underwriter.

         4. REGISTRATION PROCEDURES. In connection with the Company's registration obligations pursuant to Section 2 hereof, subject to Sections 2(d) and 2(f), the Company will use its best efforts to effect such registration to permit the sale of the Registrable Securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                  (a) Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, and, upon the request of the Holders, keep such registration statement effective for up to ninety (90) days, provided that, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to the Holders of the Registrable Securities covered by such Registration Statement, their counsel, and the underwriters, if any, and their counsel, copies of all such documents proposed to be filed at least ten (10) days prior thereto. The Company will not include or name any Holder in any Registration Statement or Prospectus without the consent of such Holder, unless required to do so by the Securities Act and the rules and regulations thereunder.

                  (b) prepare and file with the SEC such amendments, post-effective amendments and supplements to the Registration Statement and the Prospectus as may be necessary to comply with the provisions of the Securities Act and the rules and regulations thereunder with respect to the disposition of all securities covered by such Registration Statement.

                  (c) promptly notify the selling Holders (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contemplated by Section 4(l) cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vi) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading.

                  (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment.

                  (e) furnish to each selling Holder, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

                  (f) deliver to each selling Holder, without charge, such reasonable number of conformed copies of the Registration Statement (and any post-effective amendment thereto) and such number of copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto (and any documents incorporated by reference therein) as such Holder may reasonably request, all in full conformity with the Securities Act; the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offer and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

                  (g) prior to any offering of Registrable Securities covered by a Registration Statement, register or qualify or cooperate with the selling Holders in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such selling Holder reasonably requests, and use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such Registration Statement is required to be kept effective pursuant to the terms of this Agreement; and do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions reasonably requested by the Holders of the Registrable Securities covered by such Registration Statement, provided that under no circumstances shall the Company be required in connection therewith or as a condition thereof to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (h) upon the occurrence of any event contemplated by Section 4(c)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

                  (i) make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than sixty (60) days after the end of any twelve (12)-month period (or ninety (90) days, if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering, or, if not sold to underwriters in such an offering or (ii) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said twelve (12)-month period.

                  (j) use its best efforts to cause all Registrable Securities covered by each Registration Statement to be listed subject to notice of issuance, prior to the date of the first sale of such Registrable Securities pursuant to such Registration Statement, on each securities exchange on which the Common Stock issued by the Company are then listed, and admitted to trading on The Nasdaq Stock Market, if the Common Stock is then admitted to trading on The Nasdaq Stock Market.

         Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities under the Prospectus related to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(h) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 4 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself and the Registrable Securities held by it as shall be required by the Securities Act to effect the registration of such Holder's Registrable Securities.

         5. REGISTRATION EXPENSES. All expenses incident to any registration to be effected hereunder and incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, NASD, stock exchange and qualification fees, fees and disbursements of the Company's counsel and of independent certified public accountants of the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company. The Holders shall bear (i) all underwriting commissions (and transfer taxes, if any) relating to the Registrable Securities registered and (ii) the fees and expenses of legal counsel and accountants to the Holders.

         6. INDEMNIFICATION.

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, its officers, directors and employees and each person who controls such Holder (within the meaning of Section 15 of the Securities Act) from and against any and all losses, claims, damages and liabilities (including any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which such Holder may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities or blue sky laws in connection with the Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto, provided that the Company will not be liable to any Holder to the extent that such loss, claim, damage or liability arises from or is based upon any untrue statement or omission based upon written information furnished to the Company by such Holder.

                  (b) Indemnification by Holder of Registrable Securities. Each Holder of Registrable Securities whose Registrable Securities are sold under a Prospectus which is a part of a Registration Statement agrees to indemnify and hold harmless the Company, its directors and each officer who signed such Registration Statement and each person who controls the Company (within the meaning of Section 15 of the Securities Act), and each other person whose securities are sold under the Prospectus which is a part of such Registration Statement (and such person's officers, directors and employees and each person who controls such person within the meaning of Section 15 of the Securities
Act), from and against any and all losses, claims, damages and liabilities (including any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Company or any other such person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities or blue sky laws in connection with the Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto, to the extent that such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement of a material fact or omission of a material fact that was made in the Prospectus, the Registration Statement, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by such Holder expressly for use therein, provided that in no event shall the aggregate liability of any selling Holder of Registrable Securities exceed the amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company and the selling Holders shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as customarily furnished by such persons in similar circumstances.

                  (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party, provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person and not of the indemnifying party unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person, or (C) in the reasonable judgment of such person, based upon advice of its counsel, a conflict of interest may exist between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by all claimants or plaintiffs to such indemnified party of a release from all liability in respect to such claim or litigation. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim. As used in this Section 6(c), the terms "indemnifying party", "indemnified party" and other terms of similar import are intended to include only the Company (and its officers, directors and control persons as set forth above) on the one hand, and the Holders (and their officers, directors, employees and control persons as set forth above) on the other hand, as applicable.

                  (d) Contribution. If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. Notwithstanding the foregoing, no Holder shall be required to contribute any amount in excess of the amount such holder would have been required to pay to an indemnified party if the indemnity under Section 6(b) hereof was available. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any person to contribute pursuant to this Section 6(d) shall be several and not joint.

                  (e) Timing of Payments. An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 6 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable.

                  (f) Survival. The indemnity and contribution agreements contained in this Section 6 shall remain in full force and effect and shall survive the transfer of such Registrable Securities by such Holder; provided that such transfer is in compliance with all agreements between the Company and the transferring Holder.

         7. RULE 144. Upon the earlier to occur of (i) the registration of the Common Stock pursuant to Section 12 of the Exchange Act, or (ii) the consummation of an underwritten initial public offering of the Common Stock, the Company covenants that it will file, on a timely basis, the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Holder may reasonably request (including, without limitation, compliance with the current public information requirements of Rule 144(c) under the Securities Act), all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the conditions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement verifying that it has complied with such information and requirements.

         8. NO INCONSISTENT AGREEMENTS. The Company will not enter into any agreement offering registration rights to any holder of Common Stock that conflict with or violate the rights set forth herein without the consent of each Holder, which consent may be granted or withheld in the sole discretion of each such Holder.

         9. ASSIGNMENT OF RIGHTS. The Holders may assign their rights under this Agreement to any transferee of the Registrable Securities of any Holder, if (i) such transfer is in compliance with all agreements between the Company and the transferring Holder, (ii) such transferee has acquired all of the Registrable Securities held by such Holder on the date hereof, and (iii) such transferee has executed this Agreement and agreed to be bound by the terms hereof.

         10. SPECIFIC PERFORMANCE. Each Holder, in addition to being entitled to exercise all rights provided herein or granted by law, including without limitation, the recovery of monetary damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         11. NOTICES. All notices required or permitted under the terms of this Agreement shall be delivered in the manner called for in the Stock Purchase Agreement.

         12. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the Company and any corporation resulting from any merger or consolidation of the Company with or into such corporation (in which the Company is not the surviving corporation) or any corporation whose securities are issued in exchange for the Company's shares of common stock.

         13. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and shall supersede and preempt any prior understandings, agreements or representations, written or oral, by or among the parties hereto.

         15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be original, and all of which together shall constitute one instrument.

         16. AMENDMENT. Any provision of this Agreement may be amended, waived or modified only by a writing signed by the Company and by each Holder.

         17. GOVERNING LAW. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed in such State. This choice of governing law is made in accordance with Section 1646.5 of the California Civil Code. Any action with respect to this Agreement may be brought in any state or federal court located in, or having jurisdiction over, the County of Santa Barbara, State of California. Each party accepts, for itself and its permitted successors and assigns, the jurisdiction of the aforesaid courts.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

THE COMPANY:                            STAR VENDING, INC.


                                        By
                                          --------------------------------------
                                          Mary Casey
                                          President

THE HOLDERS:

LYDA HUNT-HERBERT TRUSTS-               LYDA HUNT-HERBERT TRUSTS-
DAVID SHELTON HUNT                      BRUCE WILLIAM HUNT


By                                      By
  -----------------------------------     -------------------------------------
   Walter P. Roach, Trustee                Walter P. Roach, Trustee

By                                      By
  -----------------------------------     -------------------------------------
   Gage A. Prichard, Trustee               Gage A. Prichard, Trustee

                                           LYDA HUNT-HERBERT TRUSTS-
                                           DOUGLAS HERBERT HUNT


                                           By
                                             -----------------------------------
                                              Walter P. Roach, Trustee

                                           By
                                             -----------------------------------
                                              Gage A. Prichard, Trustee


                                           LYDA HUNT-HERBERT TRUSTS-
                                           BARBARA ANN HUNT


                                           By
                                             -----------------------------------
                                              Walter P. Roach, Trustee

                                           By
                                             -----------------------------------
                                              Gage A. Prichard, Trustee


                                           LYDA HUNT-HERBERT TRUSTS-
                                           LYDA BUNKER HUNT


                                           By
                                             -----------------------------------
                                              Walter P. Roach, Trustee

                                           By
                                             -----------------------------------
                                              Gage A. Prichard, Trustee

                                                                     Exhibit 4.4

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of July 12, 1996 by and between STAR Vending, Inc., a Nevada corporation (the "Company") and Gotel Investments, Ltd., a British Virgin Island corporation (the "Holder").


         RECITALS:

         A. Pursuant to the terms and conditions of that certain Stock Purchase Agreement dated of even date herewith (the "Stock Purchase Agreement") between the Company and Holder, the Company will issue and sell to the Holder 914,406 shares (the "Shares") of the common stock of the Company ("Common Stock").

         B. In connection with the transactions contemplated by the Stock Purchase Agreement, the Company has agreed to grant to the Holder the registration rights set forth herein.


         AGREEMENT:

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  "Form S-3" shall mean such form under the Securities Act or any successor registration form under the Securities Act subsequently adopted by the SEC.

                  "Initial Public Offering" shall mean the initial registration of shares of Common Stock by the Company.

                  "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement and including post-effective amendments and all material incorporated by reference in such Prospectus.



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                  "Register", "registered" and "registration" shall refer to a registration effected by preparing and filing a Registration Statement and taking all other actions that are necessary or appropriate in connection therewith, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

                  "Registration Expenses" shall have the meaning set forth in
Section 7.

                  "Registrable Securities" shall mean (i) the Shares, and (ii) any securities issued or issuable with respect to such Shares by way of a stock dividend, stock split, combination of shares, recapitalization, restructuring, merger, consolidation or other reorganization of the Company, provided that such term shall not include any such shares of Common Stock sold to the public by the Holder pursuant to a Registration Statement or to Rule 144 under the Securities Act or sold by the Holder in a private transaction in which the Holder's rights hereunder were not assigned and shall not include any shares that are eligible for resale to the public (x) within any three (3)-month period under Rule 144(e) of the Securities Act, or (y) without any volume restriction under Rule 144(k) of the Securities Act.

                  "Registration Statement" shall mean any registration statement of the Company in compliance with the Securities Act that covers Registrable Securities pursuant to the provisions of this Agreement, including, without limitation, the Prospectus, all amendments and supplements to such Registration Statement, including all post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

                  "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "Underwritten registration" or "underwritten offering" shall mean a registration in which securities of the Company are sold to an underwriter or through an underwriter as agent for reoffering to the public.

         2. COMPANY REGISTRATION. If the Company shall determine to register any shares of Common Stock for its own account or for the account of any stockholder (other than a registration relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar


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benefit plan or to an SEC Rule 145 transaction), the Holder shall be entitled to include Registrable Securities in such registration (and related underwritten offering, if any) on the following terms and conditions:

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                  (a) The Company shall promptly give written notice of such determination to the Holder and the Holder shall have the right to request, by written notice given to the Company within fifteen (15) days of the receipt by the Holder of such notice, that a specific number of Registrable Securities be included in such Registration Statement.

                  (b) If the Registration Statement relates to an underwritten offering, the notice called for by Section 2(a) shall specify the name of the managing underwriter for such offering and the number of securities to be registered for the account of the Company and for the account of any of the other stockholders of the Company.

                  (c) If the Registration Statement relates to an underwritten offering, to be included therein, the Holder must sell its Registrable Securities on the same basis provided in the underwriting arrangements approved by the Company.

                  (d) If the managing underwriter for the underwritten offering under the Registration Statement to be filed by the Company determines that inclusion of all or any portion of the Registrable Securities in such offering would adversely affect the ability of the underwriter for such offering to sell all of the securities requested to be included for sale in such offering, the number of shares that may be included in such registration in such offering shall be allocated as follows: (i) first, the Company shall be permitted to include all shares of capital stock to be registered thereby and (ii) second, the Holder shall be allowed to include such additional amount as the managing underwriter deems appropriate, such amount to be allocated among the Holder and any other selling stockholders on a pro rata basis based on the total number of shares of capital stock held thereby. The foregoing sentence notwithstanding, if the underwritten offering is being registered by the Company at the instance of another shareholder or shareholders to whom the Company has granted the right to require that the Company undertake such registration (hereinafter, "Demand Right Holders"), then the managing underwriter of such offering may reduce the number of the Holder's Registrable Securities included in such offering, or exclude them entirely, without any reduction of the shares to be included in such offering by any such Demand Right Holders.

                  (e) The Holder shall have the right to withdraw its Registrable Securities from the Registration Statement at any time prior to the effective date thereof, but if the same relates to an underwritten offering, it may only do so during the time period and on terms deemed appropriate by the underwriters for



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such underwritten offering.

                  (f) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2 prior to the effective date of such registration, whether or not the Holder has elected to include such securities in such registration.

         3. RESTRICTIONS ON PUBLIC SALE BY HOLDER. If the Holder's Registrable Securities are included (in whole or in part) in a Registration Statement filed by the Company under Section 2 for sale in an underwritten offering, the Holder agrees, if requested by the managing underwriter of such offering, not to sell, make any short sale of, loan, grant any option for the purchase of, dispose of or effect any public sale or distribution of securities of the same series and class as (or securities exchangeable or exercisable for or convertible into securities of the same series and class as) the Registrable Securities included in the Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the ten (10)-day period prior to, and during the one hundred eighty (180)-day period (or shorter period requested by the underwriter) beginning on the closing date of such underwritten offering, to the extent timely notified in writing by the Company or the managing underwriter.

         4. REGISTRATION PROCEDURES. In connection with the Company's registration obligations pursuant to Section 2 hereof, subject to Sections 2(d) and 2(f), the Company will use its best efforts to effect such registration to permit the sale of the Registrable Securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                  (a) Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, and, upon the request of the Holder, keep such registration statement effective for up to ninety (90) days, provided that, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to the Holder of the Registrable Securities covered by such Registration Statement, their counsel, and the underwriters, if any, and their counsel, copies of all such documents proposed to be filed at least ten (10) days prior thereto. The Company will not include or name Holder in any Registration Statement or Prospectus without the consent of the Holder, unless required to do so by the Securities Act and the rules and regulations thereunder.

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                  (b) prepare and file with the SEC such amendments,
post-effective amendments and supplements to the Registration Statement and the Prospectus as may be necessary to comply with the provisions of the Securities Act and the rules and regulations thereunder with respect to the disposition of all securities covered by such Registration Statement.

                  (c) promptly notify the selling Holder (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contemplated by Section 4(l) cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vi) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading.

                  (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment.

                  (e) furnish to the selling Holder, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

                  (f) deliver to each selling Holder, without charge, such reasonable number of conformed copies of the Registration Statement (and any post-effective amendment thereto) and such number of copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto (and any documents incorporated by reference therein) as such Holder may reasonably request, all in full conformity with the Securities Act; the Company consents to the use of the Prospectus or any amendment or supplement thereto by the selling Holder in connection with the offer and sale of the Registrable Securities


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covered by the Prospectus or any amendment or supplement thereto.

                  (g) prior to any offering of Registrable Securities covered by a Registration Statement, register or qualify or cooperate with the selling Holder in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as such selling Holder reasonably requests, and use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such Registration Statement is required to be kept effective pursuant to the terms of this Agreement; and do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions reasonably requested by the Holder of the Registrable Securities covered by such Registration Statement, provided that under no circumstances shall the Company be required in connection therewith or as a condition thereof to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (h) upon the occurrence of any event contemplated by Section 4(c)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

                  (i) make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than sixty (60) days after the end of any twelve (12)-month period (or ninety (90) days, if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering, or, if not sold to underwriters in such an offering or (ii) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said twelve (12)-month period.

                  (j) use its best efforts to cause all Registrable Securities covered by each Registration Statement to be listed subject to notice of issuance, prior to the date of the first sale of such Registrable Securities pursuant to such Registration Statement, on each securities exchange on which the Common Stock issued by the Company are then listed, and admitted to trading on



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The Nasdaq Stock Market, if the Common Stock is then admitted to trading on The
Nasdaq Stock Market.

         The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(vi) hereof, the Holder will forthwith discontinue disposition of Registrable Securities under the Prospectus related to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(h) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this
Section 4 with respect to the Registrable Securities of the selling Holder that such Holder shall furnish to the Company such information regarding itself and the Registrable Securities held by it as shall be required by the Securities Act to effect the registration of such Holder's Registrable Securities.

         5. REGISTRATION EXPENSES. All expenses incident to any registration to be effected hereunder and incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, NASD, stock exchange and qualification fees, fees and disbursements of the Company's counsel and of independent certified public accountants of the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company. The Holders shall bear (i) all underwriting commissions (and transfer taxes, if any) relating to the Registrable Securities registered and (ii) the fees and expenses of legal counsel and accountants to the Holders.

         6. INDEMNIFICATION.

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Holder, its officers, directors and employees and each person who controls the Holder (within the meaning of Section 15 of the Securities Act) from and against any and all losses, claims, damages and liabilities (including any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which such Holder may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material



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fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities or blue sky laws in connection with the Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto, provided that the Company will not be liable to the Holder to the extent that such loss, claim, damage or liability arises from or is based upon any untrue statement or omission based upon written information furnished to the Company by the Holder.

                  (b) Indemnification by Holder of Registrable Securities. If the Holder's Registrable Securities are sold under a Prospectus which is a part of a Registration Statement, the Holder agrees to indemnify and hold harmless the Company, its directors and each officer who signed such Registration Statement and each person who controls the Company (within the meaning of Section 15 of the Securities Act), and each other person whose securities are sold under the Prospectus which is a part of such Registration Statement (and such person's officers, directors and employees and each person who controls such person within the meaning of Section 15 of the Securities Act), from and against any and all losses, claims, damages and liabilities (including any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Company or any other such person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities or blue sky laws in connection with the Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto, to the extent that such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement of a material fact or omission of a material fact that was made in the Prospectus, the Registration Statement, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company



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by the Holder expressly for use therein, provided that in no event shall the aggregate liability of the Holder exceed the amount of the net proceeds received by the Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company and the selling Holder shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as customarily furnished by such persons in similar circumstances.

                  (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party, provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person and not of the indemnifying party unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person, or (C) in the reasonable judgment of such person, based upon advice of its counsel, a conflict of interest may exist between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by all claimants or plaintiffs to such indemnified party of a release from all liability in respect to such claim or litigation. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim. As used in this Section 6(c), the terms "indemnifying party", "indemnified party" and other terms of similar import are intended to include only the Company (and its officers, directors and control persons as set forth above) on the one hand, and the Holders (and their officers, directors, employees and control persons as set forth above) on the other



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hand, as applicable.

                  (d) Contribution. If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. Notwithstanding the foregoing, the Holder shall not be required to contribute any amount in excess of the amount the Holder would have been required to pay to an indemnified party if the indemnity under Section 6(b) hereof was available. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any person to contribute pursuant to this Section 6(d) shall be several and not joint.

                  (e) Timing of Payments. An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 6 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable.


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                  (f) Survival. The indemnity and contribution agreements
contained in this Section 6 shall remain in full force and effect and shall survive the transfer of such Registrable Securities by the Holder; provided that such transfer is in compliance with all agreements between the Company and the transferring Holder.

         7. RULE 144. Upon the earlier to occur of (i) the registration of the Common Stock pursuant to Section 12 of the Exchange Act, or (ii) the consummation of an underwritten initial public offering of the Common Stock, the Company covenants that it will file, on a timely basis, the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Holder may reasonably request (including, without limitation, compliance with the current public information requirements of Rule 144(c) under the Securities Act), all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the conditions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holder, the Company will deliver to such Holder a written statement verifying that it has complied with such information and requirements.

         8. NO INCONSISTENT AGREEMENTS. The Company will not enter into any agreement offering registration rights to any holder of Common Stock that conflict with or violate the rights set forth herein without the consent of the Holder, which consent may be granted or withheld in the sole discretion of the Holder.

         9. ASSIGNMENT OF RIGHTS. The Holder may assign its rights under this Agreement to any transferee of the Registrable Securi ties of the Holder, if (i) such transfer is in compliance with all agreements between the Company and the transferring Holder, (ii) such transferee has acquired at least twenty-five percent (25%) of the Registrable Securities originally held by the Holder, and
(iii) such transferee has executed this Agreement and agreed to be bound by the terms hereof (it being understood, however, that the transferring Holder shall retain all of such Holder's rights hereunder with respect to all Registrable Securities not so transferred by such transferring Holder).

         10. SPECIFIC PERFORMANCE. The Holder, in addition to being entitled to exercise all rights provided herein or granted by law, including without limitation, the recovery of monetary damages, will be entitled to specific performance of its rights




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